CENTRE AMERICAN SELECT EQUITY FUND SHAREHOLDER SERVICES IMPORTANT NOTICE TO SHAREHOLDERS

CENTRE AMERICAN SELECT EQUITY FUND

Dear Shareholder:

Our records indicate that you own 20,000 shares or more in the Centre American Select Equity Fund. It is extremely important that you vote your shares regarding the proposal to move the Fund over to a new mutual fund trust structure as presented at the Special Meeting of Shareholders which has been adjourned to Wednesday, April 16, 2025. If you have not made a decision on a vote direction, whether FOR or AGAINST, we ask that you issue an ABSTAIN vote so your shares will be counted as present for quorum purposes (shares represented in person or by proxy at the meeting).

DETAILS ABOUT THE REORGANIZATION:

➢	The purpose of the Reorganizations is to reorganize and transition the Fund into the corresponding Acquiring Fund in Horizon Funds. The name of the Fund will not change.

➢	You will have the same aggregate net asset value as that of your shares of the corresponding Acquired Fund at the time of the Reorganization.

➢	The newly-created Fund was formed for the sole purpose of this reorganization, and would employ substantially the same investment objectives, principal investment strategies and principal investment risks, subject to any differences described in the proxy statement. There are no changes anticipated to be made to the Fund’s portfolio as a result of the Reorganization.

VOTING OPTIONS

1.	Please contact us toll-free at (800) 769-7666 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 9:00 p.m. Eastern Time on Saturday and Sunday.

2.	Email us at votemyproxy@equiniti.com. Please include your INVESTOR ID found below, your full name and voting direction (For, Against or Abstain).

INVESTOR PROFILE:

Investor ID:	Security ID:
Shares owned:	Household ID:

Thank you for your time and consideration.

Sincerely,

James A. Abate

President and Trustee

Centre Funds

Dear Shareholder:

The Special Meeting of Shareholders (the “Meeting”) of the Centre American Select Fund and the Centre Global Infrastructure Fund (the "Funds”), both of which have been adjourned to April 16, 2025, at 10:30 a.m. Eastern time. The proposal to move each Fund over to a new mutual fund trust structure is presented at the Special Meeting as outlined in the attached proxy card and below. The Funds’ Board of Trustees and the Funds’ investment adviser, Centre Asset Management, LLC (“Centre”), recommend shareholders approve the proposal for each fund.

DETAILS ABOUT THE REORGANIZATION

✓	The purpose of the Reorganizations is to reorganize and transition each Fund into the corresponding Acquiring Fund in Horizon Funds. The name of each Fund will not change

✓	You will have the same aggregate net asset value as that of your shares of the corresponding Acquired Fund at the time of the Reorganization.

✓	The newly-created Fund was formed for the sole purpose of this reorganization, and would employ substantially the same investment objectives, principal investment strategies and principal investment risks, subject to any differences described in the proxy statement. There are no changes anticipated to be made to each Fund’s portfolio as a result of the Reorganization.

WHAT DO WE NEED FROM YOU?

It is extremely important that you vote your shares. If you have not made a decision on a vote direction, whether FOR or AGAINST, we ask that you issue an ABSTAIN vote so your shares will be counted as present for quorum purposes (shares represented in person or by proxy at the meeting).

PLEASE VOTE.	VOICE YOUR SAY ON THIS MATTER NOW.
Utilize one of the convenient options listed here:

1.

BY PHONE. You may cast your vote by telephone by calling the toll-free number listed on the enclosed proxy card and following the prerecorded information, or 1-800-859-8511 to cast your vote with a live proxy specialist, quickly and easily. Agents are available to assist you between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday.

2. INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3. VIA MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

To:

From: votemyproxy@equiniti.com.

Subject: Centre Funds – We Need Your Response!

CENTRE AMERICAN SELECT EQUITY FUND

CENTRE GLOBAL INFRASTRUCTURE FUND

Dear (First Name on Registration or if not applicable Shareholder),

The Special Meeting of Shareholders of the Centre Funds listed above is scheduled to take place on March 27, 2025, at 10:30 a.m. Eastern Time. As a shareholder of one or more of the Centre Funds, you already received important proxy material requesting your vote to approve a proposal regarding the reorganization of each Centre Fund (each a “Fund” and together, the “Funds”) into a corresponding and newly-created Fund within the Horizon Funds.

OUR RECORDS INDICATE THAT YOU HAVE YET TO VOTE ON THIS IMPORTANT PROPOSAL.

To vote, simply reply to this email with your last name and voting instructions (FOR, AGAINST or ABSTAIN). A proxy representative will confirm receipt and recording of your voting instructions accordingly. Remember, your vote is important enough to the outcome of the Special Meeting, regardless of the amount of shares you own.

INVESTOR PROFILE:

Investor ID:	Security ID:
Fund Owned:
Shares:
City:	ZIP Code:

If you have additional questions or would like more information about the Special Meeting or the agenda, please call us at 800-659-6590. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday and 10:00 a.m. and 6:00 p.m. Eastern Time, Saturday and Sunday. At the time of the call, please reference the Investor ID listed above.

The proxy materials for the Special Meeting are available for your review at:

https://vote.proxyonline.com/CentreFunds/docs/2025.pdf

Thank you for your attention to this matter and your consideration.

Sincerely,

James A. Abate

Managing Director & Chief Investment Officer of Centre Funds.

Centre American Select Equity Fund

Centre Global Infrastructure Fund

Shareholder Name Address 1 Address 2 Address 3 City, State, Zip

YOUR RESPONSE IS REQUESTED

Centre American Select Equity Fund

Centre Global Infrastructure Fund

Dear Shareholder:

We have been trying to contact you about an important matter. You have an investment in one or more of the Centre Funds listed above.

We would like to speak with you regarding this matter. Please contact us toll-free at 1-800-659-6590 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday, or Saturday between 10 a.m. and 6 p.m. At the time of the call, please reference your Investor ID listed below.

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible. Thank you for attending to this request. We deeply appreciate your investment in Centre Funds.

Sincerely,

James A. Abate

Managing Director & Chief Investment Officer of Centre Funds.

Centre American Select Equity Fund

Centre Global Infrastructure Fund

Your investor ID: 1234567890

This communication relates to an investment you own in Centre American Select Equity Fund or Centre Global Infrastructure Fund. More information on either of the Funds can be found at Centre Funds Portfolio Management website: https://www.centrefunds.com/

E1-20394-RN

IMPORTANT NOTICE PLEASE READ AND RESPOND

Shareholder Name Address 1 Address 2 Address 3

Centre American Select Equity Fund Centre Global Infrastructure Fund

Dear Shareholder:

We have reached out to you numerous times regarding a very important matter pertaining to your investment in Centre American Select Equity Fund and/or Centre Global Infrastructure Fund. Please respond to this notice by Monday March 26th. This pertains to an important matter for the Fund that requires your response.

It is very important that we speak to you regarding this matter. Please contact us toll-free at (800) 659-6590 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	Security ID:
Shares owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time. Please contact us as soon as possible.

Thank you for your time and consideration.

Sincerely,

James A. Abate

President and Trustee

Centre Funds

OFFICIAL BUSINESS This document relates to an investment you own in the Centre American Select Equity Fund and/or Centre Global Infrastructure Fund.

E2-20394-RN

CENTRE FUNDS SHAREHOLDER SERVICES

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE TO SHAREHOLDERS

THIRD REQUEST

“FUND NAME HERE”

Dear Shareholder:

First, we would like to apologize for the multiple attempts to contact you by phone and mail over the last few weeks. The reason for all the attention is a very important matter pertaining to your investment in the above-referenced Fund (the “Fund”) that we’d like to discuss with you and record your response. Your response is important as is the response of all other shareholders in the Fund. There is no confidential information required and we only need a few moments of your time.

Please contact us toll-free at (800) 659-6590 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 9:00 p.m. Eastern Time on Saturday.

When calling, please reference the Investor ID below:

INVESTOR PROFILE:

Investor ID:	Security ID:
Shares owned:	Household ID:

Thank you for your time and consideration.

Sincerely,

James A. Abate

President and Trustee

Centre Funds

CENTRE GLOBAL INFRASTRUCTURE FUND SHAREHOLDER SERVICES IMPORTANT NOTICE TO SHAREHOLDERS

CENTRE GLOBAL INFRASTRUCTURE FUND

Dear Shareholder:

Our records indicate that you own 5,000 shares or more in the Centre Global Infrastructure Fund. It is extremely important that you vote your shares regarding the proposal to move the Fund over to a new mutual fund trust structure as presented at the Special Meeting of Shareholders which has been adjourned to Wednesday, April 16, 2025. If you have not made a decision on a vote direction, whether FOR or AGAINST, we ask that you issue an ABSTAIN vote so your shares will be counted as present for quorum purposes (shares represented in person or by proxy at the meeting).

DETAILS ABOUT THE REORGANIZATION:

➢	The purpose of the Reorganizations is to reorganize and transition the Fund into the corresponding Acquiring Fund in Horizon Funds. The name of the Fund will not change.

➢	You will have the same aggregate net asset value as that of your shares of the corresponding Acquired Fund at the time of the Reorganization.

➢	The newly-created Fund was formed for the sole purpose of this reorganization, and would employ substantially the same investment objectives, principal investment strategies and principal investment risks, subject to any differences described in the proxy statement. There are no changes anticipated to be made to the Fund’s portfolio as a result of the Reorganization.

VOTING OPTIONS

1.	Please contact us toll-free at (800) 769-7666 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 9:00 p.m. Eastern Time on Saturday and Sunday.

2.	Email us at votemyproxy@equiniti.com. Please include your INVESTOR ID found below, your full name and voting direction (For, Against or Abstain).

INVESTOR PROFILE:

Investor ID:	Security ID:
Shares owned:	Household ID:

Thank you for your time and consideration.

Sincerely,

James A. Abate

President and Trustee

Centre Funds

YOUR RESPONSE IS REQUESTED

Centre American Select Equity Fund

Centre Global Infrastructure Fund

Dear Shareholder:

We have been trying to contact you about an important matter. You have an investment in one or more of the Centre Funds listed above.

We would like to speak with you regarding this matter. Please contact us toll-free at 1-800-859-8511 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday, or Saturday between 10 a.m. and 6 p.m. Please have the enclosed voting form available at the time of your call.

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible. Thank you for attending to this request. We deeply appreciate your investment in Centre Funds.

Sincerely,

James A. Abate

Managing Director & Chief Investment Officer of Centre Funds.

Centre American Select Equity Fund

Centre Global Infrastructure Fund

This communication relates to an investment you own in Centre American Select Equity Fund or Centre Global Infrastructure Fund. More information on either of the Funds can be found at Centre Funds Portfolio Management website: https://www.centrefunds.com/

E1-20394-O

Centre Funds Abstention Call Guide (Abstention Call Guide)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Centre Funds.

I apologize for any inconvenience. The reason for my call is to inform you that the Special Meeting of Shareholders is scheduled to take place on March 27, 2025. However, since I assume you are not able to attend the Special Meeting, I just wanted to confirm that you would like to vote Abstain?

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda with you and record your vote by phone. However, your Board of Trustees is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Centre Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of your vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-18-2025

Centre Funds

Level I Answering Machine Message

Hello.

I am calling regarding your investment with the Centre Funds.

The Special Meeting of Shareholders is scheduled to take place on March 27, 2025. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-659-6590 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Centre Funds Any Vote Call Guide (Any Vote)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Centre Funds.

The reason for my call is to inform you that the Special Meeting of Shareholders is scheduled to take place on March 27, 2025 and currently our records indicate your vote has not been recorded.

The Board is recommending a vote “In Favor” of the proposal, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “In Favor”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Centre Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-18-2025

MUTUAL FUND PROXY FACT SHEET FOR: CENTRE FUNDS

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Date	JANUARY 31, 2025	OFFICES OF CENTRE ASSET MANAGEMENT, LLC 48 WALL STREET NEW YORK, NEW YORK 10005
Mail Date	FEBRUARY 13, 2025
Meeting Date	MARCH 27, 2025 @ 10:30 AM (EASTERN TIME)
ADDITIONAL INFORMATION		CONTACT INFORMATION
Tickers	SEE PAGE 4	Inbound Line	1-800-659-6590
CUSIPs	SEE PAGE 4	Website	www.centrefunds.com

What are shareholders being asked to vote on?

Centre American Select Equity Fund

1.	Approval of Reorganization transferring all Fund assets to a new Horizon Funds series in exchange for (a) new fund shares equal in value to Fund shares and (b) assumption of all Fund liabilities, followed by class-by-class distribution of new fund shares to Fund shareholders; and to address any other business properly brought before the meeting or its adjournments/postponements

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

Centre Global Infrastructure Fund

1.	Approval of Reorganization transferring all Fund assets to a new Horizon Funds series in exchange for (a) new fund shares equal in value to Fund shares and (b) assumption of all Fund liabilities, followed by class-by-class distribution of new fund shares to Fund shareholders; and to address any other business properly brought before the meeting or its adjournments/postponements;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

Acquired Funds (Centre Funds)		Acquiring Funds (Horizon Funds)
Centre American Select Equity Fund	→	Centre American Select Equity Fund
Investor Class	→	Advisor Class
Institutional Class	→	Investor Class
Centre Global Infrastructure Fund	→	Centre Global Infrastructure Fund
Investor Class	→	Advisor Class
Institutional Class	→	Investor Class

PROPOSAL: To Approve the Agreement and Plan of Reorganization;

What are shareholders being asked to approve?

Shareholders of Centre American Select Equity Fund and Centre Global Infrastructure Fund (each, an “Acquired Fund” and together, the “Acquired Funds”), each a series of Centre Funds, are being asked to approve an Agreement and Plan of Reorganization of their Acquired Fund into a corresponding, newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Horizon Funds (“Horizon Funds”).

For Internal Distribution Only	Page 1

Why are the Acquired Funds reorganizing into the Acquiring Funds?

The purpose of the Reorganizations is to reorganize and transition each Acquired Fund to the corresponding Acquiring Fund in Horizon Funds. The Acquiring Funds will have the same name as the Acquired Funds.

What is happening?

The reason for the Reorganizations is that, on October 17, 2024, Centre Asset Management, LLC (“Centre”) and certain of Centre’s related parties entered into an asset purchase and contribution agreement with Horizon Investments, LLC (“Horizon”), the investment adviser of the Acquiring Funds, and Horizon Parent Holdings, LLC, pursuant to which Horizon will, subject to the satisfaction of certain closing conditions (including approval of the Acquired Funds’ shareholders), acquire certain of Centre’s assets that relate to, or are used or held for use in connection with, Centre’s investment advisory business, including Centre’s management and operation of the Acquired Funds (the “Transaction”).

How will the Reorganization affect a shareholder’s investment account?

The shares of the applicable Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the corresponding Acquired Fund at the time of the Reorganization.

How do the investment objectives, principal investment strategies and principal risks of the Acquiring Funds compare to those of the Acquired Funds?

The investment objectives, principal investment strategies and principal investment risks of the Acquiring Funds are the same or substantially the same as those of the Acquired Fund. There are no changes anticipated to be made to either Acquired Fund’s portfolio as a result of the Reorganizations.

How do the fees and expenses of the Acquiring Funds compare to those of the Acquired Funds?

management fees

Each Acquiring Fund will pay the same annual management fee rate currently paid by the corresponding Acquired Fund.

annual fund operating expenses

Following the Reorganizations, the total annual fund operating expenses of each Acquiring Fund, after applicable fee waivers and/or expense reimbursements, are expected to be the same as, or lower than, those of the corresponding Acquired Fund.

Who will manage the Acquiring Funds immediately after the closing of the Reorganizations?

If the Reorganizations are approved, Horizon will become the investment adviser to each Acquiring Fund.

Mr. James A. Abate is the sole portfolio manager of the Acquired Funds and has managed the Centre American Select Equity Fund since December 2011 and the Centre Global Infrastructure Fund since January 2018.

Immediately following the Reorganizations, which will take place simultaneously with the closing of the Transaction, Mr. Abate is expected to join Horizon as Managing Director, Fundamental Equities and will continue to manage each Acquiring Funds as Portfolio Manager.

For Internal Distribution Only	Page 2

Will shareholders have to pay any sales charge, redemption or exchange fees in connection with a Reorganization?

No. Shareholders will not have to pay any front-end sales charges, redemption, or exchange fees in connection with a Reorganization.

Will the Board and service providers change?

The Centre Funds and Horizon Funds have different boards of trustees. The Acquired Funds and Acquiring Funds will have different service providers for administration, accounting, transfer agency, and distributions services.

When will the Reorganizations occur?

The Reorganizations are expected to take effect on or about March 28, 2025 or as soon as possible thereafter.

What are the U.S. federal income tax consequences of the Reorganizations?

Each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of material gain or loss by the applicable Acquired Fund or its shareholders for federal income tax purposes.

What will happen if shareholders do not approve the Reorganizations?

The closing of the Transaction is contingent upon each Acquired Fund receiving shareholder approval of its Reorganization.

If the shareholders of an Acquired Fund do not approve the proposed Reorganization of the Acquired Fund, then the Reorganization of such Acquired Fund will not be implemented and the Acquired Fund will continue to operate as a series of Centre Funds and continue to be managed by Centre. In such case, the Board may consider additional actions as it deems to be in the best interests of such Acquired Fund and its shareholders.

Who will pay for expenses related to the Special Meeting and the Reorganizations?

Horizon and Centre will bear the costs associated with the Reorganizations, Special Meeting, and solicitation of proxies. The Acquired Funds and the Acquiring Funds will not incur any expenses in connection with the Reorganizations, Special Meeting or solicitation of proxies.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

VOTING METHODS

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the postage-paid envelope that was provided to you.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card or simply use your camera on your smart phone to scan the QR code included, therein.

For Internal Distribution Only	Page 3

Proxy Materials Are Available Online At: https://vote.proxyonline.com/CentreFunds/docs/2025.pdf

EQ Fund Solutions, LLC is identified in the Proxy Statement as the proxy solicitor for the Funds.

NAME OF FUND	CLASS	TICKER	CUSIP
Centre American Select Equity Fund	Investor	DHAMX	156287104
Centre American Select Equity Fund	Institutional	DHANX	156287203
Centre Global Infrastructure Fund	Investor	DHIVX	156287849
Centre Global Infrastructure Fund	Institutional	DHINX	156287831

For Internal Distribution Only	Page 4

Centre Funds Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Centre Funds. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on March 27, 2025.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. However, the Board of Trustees is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Centre Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-18-2025